UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

June 17, 2005

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	000-12154	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 17, 2005, the Board of Directors of Renasant Corporation (the “Company”) adopted amendments to the Company’s Bylaws. The amendments (i) create the position of a “lead director,” elected from among the independent directors of the Board and having such powers and duties as described in the amendments, and (ii) revise the structure of the Company’s Executive Committee to include the lead director. A copy of the Articles of Amendment to the Bylaws of the Company is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Articles of Amendment to the Bylaws of Renasant Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Registrant

DATE: June 21, 2005	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Articles of Amendment to the Bylaws of Renasant Corporation